UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007

KNOBIAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33315	13-3968990
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Northpark Drive, Building 2, Suite 500, Ridgeland, MS 39157
 (Address of principal executive offices, including zip code)

(601) 978-3399
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 3, 2007, Knobias, Inc. announced the completion of its capital restructuring and the reverse split of its common stock. As of December 3, 2007, every 100 shares of the common stock have been converted into one share, with the share price adjusted accordingly. Effective as of December 3, 2007, the ticker symbol will be KBAS.OB.

A copy of the press release announcing the above-described reverse stock split and symbol change is attached to this Form 8-K as Exhibit 99 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Description

99	Press Release dated December 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
KNOBIAS, INC.

Date: December 7, 2007	/s/ Steven B. Lord
Steven B. Lord
Chief Executive Officer